Exhibit 10(b)(16)(b)

Execution Copy

FIRST AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

by and among

NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC,

as Borrower,

VERSAILLES ASSETS LLC,

as Required Lender,

and

NATIXIS, NEW YORK BRANCH,

as Administrative Agent

and consented and agreed to by

NEWSTAR FINANCIAL, INC.,

as Collateral Servicer and as Originator

Dated as of July 26, 2012

FIRST AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of July 26, 2012 (this “Amendment”), is by and among NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”), VERSAILLES ASSETS LLC, a Delaware limited liability company (the “Required Lender”), NATIXIS, NEW YORK BRANCH, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”) and consented and agreed to by NEWSTAR FINANCIAL, INC., a Delaware corporation (together with its successors and assigns and in its capacities as collateral servicer, the “Collateral Servicer” and as originator, the “Originator”). Reference is hereby made to that certain Revolving Credit and Security Agreement dated as of February 16, 2012, (as amended by this Amendment, the “Credit Agreement”), among the Borrower, the LENDERS referred to therein, the Administrative Agent and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as trustee for the Secured Parties. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrower, the Required Lender and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower, the Required Lender and the Administrative Agent desire to amend certain provisions of the Credit Agreement as provided for herein;

WHEREAS, the prior written notice of this Amendment has been provided to the Rating Agency; and

WHEREAS, the Collateral Servicer and Originator have indicated their consent to this Amendment by signing below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1.01 (Definitions).

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Maximum Weighted Average Life Test” and adding thereto the following definitions of “Weighted Average Maturity Date” and “Weighted Average Maturity Test” in the proper alphabetical order:

“Weighted Average Maturity Date” means, as of any Measurement Date with respect to all Collateral Loans other than Defaulted Loans, the date calculated by adding to the Closing Date the weighted average life of such Collateral Loans (expressed as a number of months from the Closing Date and calculated by (a) summing the products obtained by multiplying (i) the Principal Balance (or portion thereof) of each such Collateral Loan that is then held (or in relation to a proposed purchase of such a Collateral Loan, proposed to be held) by the Borrower and that matures or amortizes on any date subsequent to such Measurement Date by (ii) the number of months from the Closing Date to the date of such maturity or amortization and (b) dividing such sum by the Aggregate Principal Balance of all such Collateral Loans identified in clause (a)(i) above).

“Weighted Average Maturity Test” means a test that will be satisfied on any Measurement Date if the Weighted Average Maturity Date of all Collateral Loans (excluding Defaulted Loans) as of such date is on or before August 15, 2017.

(b) Section 1.01 of the Credit Agreement is hereby further amended by deleting clause (d) of the definition of “Collateral Quality Test” in its entirety and inserting in lieu thereof the following:

“(d) the Weighted Average Maturity Test;”

(c) Section 1.01 of the Credit Agreement is hereby further amended by deleting clause (c) of the definition of “Specified Change” in its entirety and inserting in lieu thereof the following::

“(c) postpones the Due Date of any Scheduled Distribution in respect of a Collateral Loan, unless the Moody’s Default Probability Rating in respect of such Collateral Loan has been confirmed to not be reduced or withdrawn as a result of such change and the Weighted Average Maturity Date Test is satisfied after giving effect to such change,”

SECTION 2. CONDITIONS TO EFFECTIVENESS

2.1 Conditions Precedent. This Amendment shall, pursuant to Section 13.01(b) of the Credit Agreement, become effective upon the satisfaction of all of the following conditions precedent:

A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment, duly executed by each of the Borrower and the Required Lender.

B. Consents. The Administrative Agent shall have received the consent and agreement of each of the Collateral Servicer and Originator, which consent may be evidenced by a counterpart signature page of this Amendment, duly executed by each of the Collateral Servicer and Originator.

C. Notification. The Rating Agency shall have received notification of this Amendment.

SECTION 3. CREDIT AGREEMENT CONFIRMED

3.1 Except as expressly amended by this Amendment, the Credit Agreement is in all respects ratified and confirmed and the Credit Agreement shall remain in full force and effect and shall be read, taken and construed as one and the same instrument, and no other amendment, waiver or other modification of any provision of the Credit Agreement shall be effective unless signed by the parties hereto.

SECTION 4. SUCCESSORS AND ASSIGNS

4.1 This Amendment applies to, inures to the benefit of, and binds all parties hereof and their permitted successors and assigns in accordance with Section 13.06 of the Credit Agreement.

SECTION 5. GOVERNING LAW

5.1 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 6. ENTIRE AGREEMENT

6.1 This Amendment constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

SECTION 7. COUNTERPARTS

7.1 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC,
as Borrower

By: NewStar Financial, Inc., as its Designated Manager

By:	/s/ JOHN J. FRISHKOPF
	Name:	John J. Frishkopf
	Title:	Treasurer

VERSAILLES ASSETS LLC, as Required Lender

By:	/s/ JOHN L. FRIDLINGTON
	Name:	John L. Frindlington
	Title:	Vice President

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:	/s/ LORAINE MEDVECKY
	Name:	Loraine Medvecky
	Title:	Managing Director

By:	/s/ MICHAEL E. HOPSON
	Name:	Michael E. Hopson
	Title:	Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to First Amendment to Revolving Credit and Security Agreement]

CONSENTED AND AGREED TO:

NEWSTAR FINANCIAL, INC.,
as Collateral Servicer and as Originator

By:	/s/ JOHN J. FRISHKOPF
Name:	John J. Frishkopf
Title:	Treasurer

[Signature Page to First Amendment to Revolving Credit and Security Agreement]